UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 21, 2009

Date of Report (Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD		20814
(Address of principal executive offices)		(Zip Code)

(301) 280-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

RegeneRx Biopharmaceuticals, Inc. (“the Company”) announced today that based on its previously announced “Compassionate Use” data showing RGN-259’s potential healing effects in patients with non-healing corneal ulcers, it will close its current double blind, placebo controlled, Phase II clinical trial of RGN-259 targeting a subset of diabetic patients undergoing vitrectomy surgery (the “DV trial”) in order to focus on a patient population with broader market potential.  The Company estimates it will save approximately $1.8 million in future costs associated with the DV trial.  The Company also announced today that Dr. Steven Dunn, the principal investigator for the “Compassionate Use” study, has sought permission to expand enrollment in the study to ten patients, allow a longer treatment period, if necessary, and include patients with punctate keratitis (numerous small corneal wounds commonly affecting comfort and vision).

This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the projected cost savings from closing the DV trial, the size of the market for any alternative ophthalmic indications that the Company may elect to focus on, including non-healing corneal ulcers, the expansion of enrollment, the length of the treatment period and the inclusion of patients with corneal punctuate keratitis in the compassionate use study, the potential impact of the closing of the DV trial on the speed of the development or commercialization of RGN-259, the safety and efficacy of RGN-259, and the Company’s ability to commercialize RGN-259. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that the compassionate use results were based on a very small number of patients and such results may not be observed in a larger patient population, although Tb4 has demonstrated potential therapeutic benefit, the Company’s product candidates may not demonstrate safety and/or efficacy in clinical trials, the risk that the Company or its collaborators will not obtain approval to market the Company’s product candidates in the U.S. or abroad, the risks associated with the Company’s need for additional financing to meet capital requirements necessary for the further development and commercialization activities relating to its product candidates, the risks associated with protecting the Company’s intellectual property, or that the Company will not be able to obtain patent protection, or that its issued patents will be infringed, and such other risks described in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2008, and other filings it makes with the SEC. Any forward-looking statements are made pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, speak only as of the date made. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
	By:	/s/ J.J. FINKELSTEIN

J.J. Finkelstein President and Chief Executive Officer

Date: January 21, 2009

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